EXHIBIT 10.10
California Gold Corp.
Schedule to Exhibits 10.7, 10.8 and 10.9

Note: For the Exhibits listed in the first column below, only the form of loan agreement has been filed as an exhibit to the Registrant's Form S-1 registration statement. This Schedule provides detail as the the actual loan agreements executed under each of the forms filed as exhibits and lists the material details in which each such instrument differs from the form of document filed.

		Name of Holder to Whom	Date of
Exhibit No.	Agreement	Instrument was Issued	Agreement	Maturity Date	Amount of Note

10.7	0% Promissory Note Loan Agreement	Michael Baybak	10/8/2009	*	$2,500
		James Davdison	10/9/2009	*	$2,500
		Barry Honig	10/9/2009	*	$2,500
		Gottbetter Capital Group, Inc.	10/12/2009	*	$2,500

10.8	10% Promissory Note Loan Agreement	Michael Baybak	12/10/2009	12/10/2010	$2,500
		James Davdison	12/10/2009	12/10/2010	$2,500
		Barry Honig	12/10/2009	12/10/2010	$2,500
		Gottbetter Capital Group, Inc.	12/10/2009	12/10/2010	$2,500
		Michael Baybak	3/5/2010	3/5/2011	$3,000
		James Davdison	3/5/2010	3/5/2011	$3,000
		Barry Honig	3/22/2010	3/22/2011	$3,000
		Gottbetter Capital Group, Inc.	3/23/2010	3/23/2011	$2,500

10.9	0% Convertible Promissory Note Loan Agreement	Michael Baybak	9/16/2010	9/15/2011	$15,000
		James Davdison	9/16/2010	9/15/2011	$15,000
		Barry Honig	9/16/2010	9/15/2011	$15,000
		Gottbetter & Partners, LLP	9/16/2010	9/15/2011	$10,000
		Gottbetter Capital Group, Inc.	9/16/2010	9/15/2011	$5,000

* Note to be repaid at the initial closing of a private placement to be conducted by the Registrant for the sale of 10,000,000 shares of Registrant's common stock at a price of $0.125 per share or an aggregate of $1,250,000.